SUBSCRIPTION AGREEMENT

The OLB Group, Inc.

1120 Avenue of the Americas

Fourth Floor,

New York, NY 10036

Ladies and Gentlemen:

Pursuant to the terms of the offer (this “Offering”) made by The OLB Group, Inc. (the "Company") contained in the Confidential Private Offering Materials dated June 1st , 2010 (said Materials, including the exhibits and attachments thereto, being hereinafter called the "Materials"), the undersigned hereby tenders this subscription and applies for the purchase 20 Units set forth on the signature page of this agreement, each Unit consisting of hundred sixty six thousand shares (166,000) shares of Common Stock of the Company (the "Shares"), at a purchase price of $5,000 per Unit. The minimum purchase is one Unit, provided, however, that partial Units may be purchased in the discretion of “The Company” Together with this Subscription Agreement, the undersigned is delivering to the Placement Agent, a check payable The OLB Group, Inc." or funds by wire transfer as instructed by the “The Company” in the full amount of the purchase price for the Units which the undersigned is subscribing for pursuant hereto.

Wire Instructions:-
Chase Bank

Name:	The OLB Group, Inc.
Account	788634467
Routing#	021000021

Tax ID 13-4188568

The Units to be purchased by the undersigned are part of a private placement of securities (the "Private Placement") of up to 20 Units, being effected on a best-efforts basis by the Company. Accordingly, there is a minimum of 20 of Units that must be sold in order for the Private Placement to become effective. If all the Units are sold, the Company will receive an aggregate of $100,000

Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

The undersigned has received and reviewed the Materials, and except for the Materials, the undersigned has not relied upon any other materials or literature relating to the offer and sale of the Units;

The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and this Offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Units;

The undersigned understands that an investment in the Units is a speculative investment, which involves a high degree of risk and the potential loss of his investment.

The Confidential Purchaser Questionnaire being delivered by the undersigned to the Company simultaneously herewith is true, complete and correct in all material respects, and the undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non public offerings is applicable to the offer and sale of the Units, based, in part, upon the representations, warranties and agreements made by the undersigned herein and in the Confidential Purchaser Questionnaire;

Except as set forth in the Materials, no representations or warranties have been made to the undersigned by the Company or by any agent, employee, or affiliate of the Company, and in entering into this transaction the undersigned is not relying upon any information, other than that contained in the Materials and the results of independent investigation by the undersigned;

The undersigned understands that: (A) the Units, the Shares, the Warrants and the Warrant Shares have not been registered under the Act or the securities laws of any state, and are being offered by the Company based upon an exemption from such registration requirements for non public offerings pursuant to Regulation D under the Act; (B) the Units, the Shares, the Warrants and the Warrant Shares are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Units, the Shares, the Warrants and the Warrant Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws; (D) other than as set forth in the Materials, the Company is under no obligation to register the Units, the Shares, the Warrants or the Warrant Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Shares, the Warrants and the Warrant Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (F) stop transfer instructions will be placed with the Company's transfer agent, if any, for the Units, the Shares, the Warrants and the Warrant Shares;

The undersigned is acquiring the Units solely for the account of the undersigned, for investment purposes only, and not with a view towards their resale or distribution;

The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform its obligations hereunder, and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms;

The undersigned meets the requirements of at least one of the suitability standards for an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act and as set forth on the Accredited Investor Certification contained herein;

The undersigned understands and acknowledges that the Placement Agent makes no representations or warranties as to the accuracy or completeness of the information contained in the Materials;

The undersigned has carefully reviewed the risk factors, as set forth on Annex A attached hereto, associated with an investment in the Units;

The undersigned has carefully reviewed the use of proceeds, as set forth on Annex B attached hereto, for this Offering as currently intended by the Company;

The undersigned understands that in connection with this Offering he will enter into a Registration Rights Agreement in the form attached hereto as Annex C.

(xv) The undersigned has carefully reviewed the jurisdictional notices listed below and agrees to abide by any restrictions contained therein applicable to the undersigned;

JURISDICTIONAL NOTICES

Residents of All States:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OR THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Alabama Residents
THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATIVE TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Alaska Residents
THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE ADMINISTRATOR OF SECURITIES OF THE STATE OF ALASKA UNDER PROVISIONS OF 3 AAC 08.500-3 AAC08.506. THE INVESTOR IS ADVISED THAT THE ADMINISTRATOR HAS NOT REVIEWED THE OFFERING DOCUMENT. THE FACT OF REGISTRATION DOES NOT MEAN THAT THE ADMINISTRATOR HAS PASSED IN ANY WAY UPON THE MERITS, RECOMMENDED, OR APPROVED THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A VIOLATION OF AS 45.55.170.

THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

Connecticut Residents:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36b-16 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANS-FERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSE-QUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THE STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Florida Residents:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. ANY SALE MADE PURSUANT TO SUCH EXEMPTION PROVISIONS IS VOIDABLE BY THE PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE (3) DAY PERIOD WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUB-SCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS INVESTMENT SUMMARY, INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE, TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

Maine Residents:
THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

Minnesota Residents:
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE MINNESOTA DEPARTMENT OF COMMERCE NOR HAS THE DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

New Hampshire Residents:
NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED, OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

New Mexico Residents:
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE NEW MEXICO DEPARTMENT OF REGULATION AND LICENSING, NOR HAS THE SECURITIES DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFERING.

North Carolina Residents:
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST REPLY THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933. AS AMENDED, AND THE APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD.

Oregon Residents:
THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE CORPORATION COMMISSIONER OF THE STATE OF OREGON UNDER PROVISIONS OF OAR 441-65-060 THROUGH 441-65-240. THE INVESTOR IS ADVISED THAT THE COMMISSIONER HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THE DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE COMMISSIONER. THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISK INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

Pennsylvania Residents:
RESIDENTS OF THE COMMONWEALTH OF PENNSYLVANIA CAN ONLY TRANSFER THESE SECURITIES IN ACCORDANCE WITH THE PROVISIONS OF SECTION 203(d) OF THE PENNSYLVANIA SECURITIES ACT AND ARE SUBJECT TO THE FOLLOWING CONDITION:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THEY ARE SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE ACT BECOMES AVAILABLE.

South Carolina Residents:
THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATIVE TO THESE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER. THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY OF THESE SECURITIES NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Tennessee Residents:
IN MAKING AN INVESTMENT DECISION INVESTORS MUST REPLY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

* * *

The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

The undersigned understands that the Company may, in its sole discretion, reject this subscription and, in the event that this Offering to which the Materials relates is oversubscribed, offer partial Units or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs, and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty, or covenant made by the undersigned.

Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

This Subscription Agreement: (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and its respective heirs, legal representatives, successors, and assignees.

Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page hereof; and if to the Company, to the address provided above or to such other address as the Company or the undersigned shall have designated to the other by like notice.

IN WITNESS WHEREOF,

the undersigned has executed this Subscription Agreement

This 1st, day of June, 2010.

20 X $5,000 = $100,000

No. of Units (Unit Price) Subscription Price

SIGNATURE PAGE

Organization Signature:

Print Name of Subscriber Organization Individual Signature(s):

By:

(Signature and Title)

Print Name and Title of Person Signing

Print Name of Subscriber

Print Name of Subscriber

(All Subscribers should please print information below exactly as you wish it to appear in the records of the Company)

Name and capacity in which subscription is made — see below for particular requirements

Social Security Number of Individual or other Taxpayer I.D. Number

Address:

Number and Street

City State Zip Code Address for notices, if different:

Number and Street

City State Zip Code

Please check the appropriate box to indicate form of ownership (if applicable):

TENANTS-IN-COMMON

(Both Parties must sign above) JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

(Both Parties must sign above)

ACCEPTANCE OF SUBSCRIPTION

The OLB Group, Inc.

The foregoing subscription is hereby accepted by The OLB Group, Inc.

this 1st, day of June 2010, for ____Unit.

The OLB Group, Inc.

By: Ronny Yakov

CEO

ANNEX A

RISKS RELATED TO THE COMPANY’S BUSINESS

Limited Operating History

The Company has a limited operating history on which an investor can evaluate its business. The Company has been providing. An investor in the Units must consider the risks and difficulties the Company will encounter as an early-stage company in the new and rapidly evolving e-commerce market. These risks include the Company’s ability to:

• implement the Company’s business model;

• manage the Company’s expanding operations;

• establish and maintain arrangements with additional ShopFast business partners;

• increase the number of products offered as part of the ShopFast Direct Content Database

(“ShopFast DCD”) service;

• establish and maintain arrangements with additional destination sites for which the Company would provide ShopFast DCD services;

• attract, retain and motivate qualified personnel;

• compete with established e-commerce marketers;

• anticipate and adapt to rapid changes in its markets;

• maintain and enhance the Company’s systems to support growth of operations;

• minimize technical difficulties, system downtime and the effect of Internet brown-outs; and

• respond to changes in government regulation.

If the Company does not successfully manage its risks, the Company’s business, results of operations and financial condition will be materially adversely affected. The Company cannot assure you that it will successfully address these risks or that the Company’s business strategy will be successful.

Expectation of Losses

While the Company has historically had a marginal operating profit, the Company expects to record substantial net losses for the foreseeable future in order to achieve its business objectives. The Company believes that its continued growth will depend in large part on the Company’s ability to:

• establish relationships with additional ShopFast business partners;

• increase the number of products offered as part of the ShopFast DCD service;

• increase the number of destination sites for which the Company would provide ShopFast DCD services;

• provide its customers with superior Internet and e-commerce services; and

• continue to enhance its systems and technology to support increased traffic to the Web sites of ShopFast business partners and ShopFast DCD customers.

Accordingly, the Company intends to increase its level of marketing and promotional expenditures. In addition, the Company expects to invest heavily in the development of Web sites for new ShopFast business partners, technology and operating infrastructure. The Company will need significant amounts of working capital in order to fund Web site development and initial maintenance of the Web sites as the Company has historically not derived positive cash flow until such Web sites have been in operation for six to nine months. Slower revenue growth than the Company anticipates or operating expenses that exceed the Company’s expectations would have a material adverse effect on the Company’s business.

Quarterly Operating Results Are Subject to Significant Fluctuations and Seasonality

The Company’s revenues and operating results may vary significantly from quarter to quarter due to a number of factors. Many of these factors are outside the Company’s control and include:

• seasonal fluctuations in consumer purchasing patterns;

• timing of, response to and quantity of ShopFast business partners and ShopFast DCD customers;

• changes in the growth rate of Internet usage;

• actions of the Company’s competitors;

• the timing and amount of costs relating to the expansion of the Company’s operations; and

• general economic and market conditions.

The Company’s revenue for the foreseeable future will remain primarily dependent on online user traffic levels, online sales of merchandise appearing on the Web sites of ShopFast business partners and at the destination sites of ShopFast customers. Such future revenues are difficult to forecast. Any shortfall in revenues in relation to the Company’s expenses would have a material adverse effect on its business.

The Company’s limited operating history in the e-commerce market makes it difficult to ascertain the effects of seasonality on its business. If seasonal and cyclical patterns emerge in Internet consumer purchasing, the Company’s results of operations from quarter to quarter will be less comparable. The Company expects sales to fluctuate in a manner similar to that of the retail industry; accordingly, the Company’s sales will peak during its fiscal fourth quarter.

You should not rely on quarter-to-quarter comparisons of the Company’s results of operations as indicative of future performance. It is possible that in some future periods the Company’s results of operations may be below expectations.

Competition

The e-commerce industry is new, rapidly evolving and intensely competitive. The Company expects to face intense competition in the future. Potential competitors of the Company will encounter minimal barriers to entry. The Company currently faces competition from companies which sell products over the Internet, such as on-line malls, and other companies which develop and host Web sites. In addition, there are no assurances that companies with far more resources will not attempt to compete directly with the Company.

Need to Expand the Company’s Features, Capacity and Operations

A key element of the Company’s strategy is to establish relationships with additional ShopFast business partners and ShopFast customers and to increase the number of products it offers. Such growth may strain or exceed the capacity of the Company’s computer systems and lead to degradations in performance or systems failure. The Company believes that it will therefore need to continually improve and enhance the functionality and performance of its e-commerce, customer tracking and other technical systems.

The Company’s inability to add additional hardware and software to upgrade existing technology or network infrastructure to accommodate increased operations may cause decreased levels of customer service and satisfaction. The Company believes its present systems will not be adequate to accommodate rapid growth in user demand. As a result, it may need to implement new systems. Failure to implement these systems effectively or within a reasonable period of time would have a material adverse effect on the Company’s business, results of operations and financial condition.

Growth of the Company’s business may place a significant strain on management systems and resources and will require the implementation of new operational and financial systems, procedures and controls. It is expected that the Company will need to continue to expand, train and manage its workforce. The inability to accomplish any of these goals could adversely affect the Company’s business.

Risks of Failure of Computer Systems and Equipment

The Company’s operations depend on its ability to maintain computer systems and equipment in effective working order. The Company must also protect its computer systems against damage from fire, power loss, water damage, telecommunications failures, vandalism and other malicious acts, and similar unexpected adverse events. The Company currently has limited disaster recovery plans. The continuing and uninterrupted performance of its computer system is critical to its success. Customers may become dissatisfied as a result of any system failure. The Company needs to review and seek to upgrade its technical infrastructure and provide for system redundancies and backup power to limit such failures. Sustained or repeated system failures or interruptions would materially reduce the attractiveness of the Company’s services. In addition, interruptions in its systems could result from the failure of its telecommunications providers to provide the necessary data communications capacity in the time frame required. Unanticipated problems affecting the Company’s systems have caused from time to time in the past, and in the future could cause, interruptions in its services. Any damage or failure that interrupts or delays the Company’s operations could have a material adverse effect on its business.

Dependence on Third Parties

The Company depends upon a number of third parties to deliver goods and services to it and its customers. For example, the Company relies on third-party shippers (including the United States Postal Service, United Parcel Service and FedEx) to ship merchandise to its customers. Strikes or other service interruptions affecting its shippers would have a material adverse effect on its ability to deliver merchandise on a timely basis. The Company also depends on communications providers to provide Internet users access to its ShopFast Web sites and ShopFast customers’ Web sites. Such Web sites could experience disruptions or interruptions in service due to failures by these providers. In addition, users depend on Internet service providers, online service providers and other Web site operators for access to these Web sites. Each of these groups has experienced significant outages in the past and could experience outages, delays and other difficulties due to system failures unrelated to the Company’s systems. These types of occurrences could cause users to perceive these Web sites as not functioning properly and therefore cause them to stop using the Company's services.

The Company carries no inventory, has no warehouse employees and facilities, and relies on rapid fulfillment from its ShopFast business partners. There can be no assurance that current ShopFast business partners will continue to sell merchandise on current terms or that it will be able to establish new, or extend current, relationships to ensure acquisition and delivery of merchandise in a timely and efficient manner and on acceptable commercial terms. The Company’s business depends, in part, on the ability of ShopFast business partners to provide products at competitive prices in sufficient quantities and of acceptable quality. If any of the following events occurred, the Company’s business could be materially adversely affected:

• If the Company lost one or more key ShopFast business partners;

• If the Company’s ShopFast business partners are unable to provide consumers with quality products at competitive prices;

• If the Company’s ability to procure products was limited; or

• If the Company’s ability to maintain or establish relationships with new ShopFast business partners or ShopFast customers was adversely affected.

RISKS RELATED TO THE INTERNET INDUSTRY

Dependence on Continued Growth in Use of the Web and Online Commerce

The e-commerce industry is new and rapidly evolving. A decrease in the growth of Web usage would adversely affect the Company’s business. The following factors may inhibit growth in Web usage:

• Inadequate Internet infrastructure;

• Security and privacy concerns;

• Inconsistent quality of service; and

• Unavailability of cost-effective, high-speed service.

The Company’s success is dependent, in large part, upon the ability of the Internet infrastructure to support increased use. The performance and reliability of the Web may decline as the number of users increases or the bandwidth requirements of users increase. The Web has experienced a variety of outages due to damage to portions of its infrastructure. If outages or delays frequently occur in the future, Web usage, including usage of Web sites, could grow slowly or decline. Even if the necessary infrastructure or technologies are developed, the Company may have to spend considerable amounts to adopt appropriate solutions.

The Company’s future revenue and profits substantially depend upon the widespread acceptance and use of the Web as an effective medium of commerce by consumers. Rapid growth in the use of the Web and commercial online services is a recent phenomenon. The Company cannot assure you that a sufficiently broad base of consumers will adopt, and continue to use, the Web as a medium of commerce. Demand for recently introduced services and products over the Web and online services are subject to a high level of uncertainty. The development of the Web and online services as a viable commercial marketplace is subject to a number of factors, including continued growth in the number of users of such services, concerns about transaction security, continued development of the necessary technological infrastructure, and the development of complementary services and products. Failure of the Web and online services to become a viable commercial marketplace would materially adversely affect the Company’s business.

Government Regulation and Legal Uncertainties

Laws and regulations directly applicable to Internet communications and commerce are becoming more prevalent. The law governing the Internet, however, remains largely unsettled, even in areas where there has been some legislative action. The U.S. Congress has recently passed Internet laws regarding online children's privacy, copyrights and taxation. Such legislation could dampen growth in use and acceptance of the Web. Although the Company’s online transmissions generally originate in New York, the governments of other states or foreign countries might attempt to regulate transmissions or levy sales or other taxes relating to its activities. It may take years to determine whether and how existing laws governing intellectual property, privacy, libel and taxation apply to the Internet. In addition, the growth and development of e-commerce may prompt calls for more stringent consumer protection laws, both in the United States and abroad. New laws may impose additional burdens on companies conducting business over the Internet. The adoption or modification of laws or regulations applicable to the Internet could adversely affect the Company’s business. The Company also may be subject to regulation not specifically related to the Internet, including laws affecting direct marketers and advertisers.

Web Security Concerns Could Hinder E-commerce

The need to securely transmit confidential information (such as credit card and other personal information) over the Internet has been a significant barrier to e-commerce and communications over the Web. Any publicized compromise of security could deter more people from using the Web or from using it to transmit confidential information. Furthermore, decreased traffic and e-commerce sales as a result of general security concerns could cause advertisers to reduce their amount of online spending. Such security concerns could reduce the Company’s market for e-commerce, and the Company may also incur significant costs protecting itself from the threat of problems caused by such security breaches.

Risks Associated with Technological Change

The Internet and e-commerce markets are characterized by rapidly changing technologies, evolving industry standards, frequent new product and service introductions, and changing customer preferences. The Company’s future success will depend on its ability to adapt to rapidly changing technologies and address its customers' changing preferences. The Company may experience difficulties that delay or prevent it from being able to do so.

Sales and Other Taxes

The Company currently collects sales or other similar taxes in respect to shipments of goods in only limited circumstances. However, one or more states or foreign countries may seek to impose sales tax collection obligations on out-of-state or foreign companies such as the Company, which engage in online commerce. A successful assertion by one or more states or any foreign country that the Company should collect sales or other similar taxes on the sale of merchandise could have a material adverse effect on the Company’s business, financial condition and results of operations.

Risk of Product Liability Claims

The Company’s agreements with ShopFast business partners do not typically contain provisions designed to limit its exposure to potential product liability claims. Further, any limitation of liability provisions contained in such agreements may not be effective under the laws of certain jurisdictions. Although, the Company has not experienced any material product liability claims to date, the sale and support of the Company’s products entails the risk of such claims. The Company currently has only limited insurance coverage against product liability and errors and omissions claims and there can be no assurance that such insurance will continue to be available to the Company on commercially reasonable terms or at all. A product liability claim brought against the Company could have a material adverse effect on the Company’s business, results of operations and financial condition.

RISKS RELATED TO THIS OFFERING

Future Capital Need; Uncertainty of Additional Financing

The Company requires substantial working capital to fund its own business and expects to use a significant portion of the net proceeds of this Offering to fund its expected continuing operating losses. The proceeds of this Offering will not permit the Company to meet its business objectives and the Company will be dependent on the proceeds of a future financing for the payment of day-to-day operating expenses. While the Company intends to raise additional funds prior to such time, there can be no assurance that additional financing will be available when needed or that, if available, such financing will be available on terms acceptable to the Company and its stockholders. If such financing is not available when required or is not available on acceptable terms, the Company will not be able to execute its business strategy as planned, or at all, and the Company’s business, financial condition and results of operations may be materially adversely affected. Although the Company has entered into a letter of intent with the Placement Agent pursuant to which the Placement Agent proposes to act as the managing underwriter of the Company’s initial public offering (“IPO”), there can be no assurance that the IPO will be consummated, or that the funds therefrom will be adequate for the Company to execute its business strategy. If additional funds are raised through the issuance of additional equity securities, stockholders of the Company may experience significant dilution.

Anti-Takeover Provision in Charter Documents and Delaware law

Certain provisions of the Company’s Amended and Restated Certificate of Incorporation, By-Laws, other agreements and Delaware law could make it more difficult to acquire the Company, even if change in control would be beneficial to its stockholders.

Broad Discretion in Use of Proceeds

The Company’s management can spend most of the proceeds from the Offering in ways with which its stockholders may not agree. The Company intends to use most of the net proceeds of the Offering ($100,000) for working capital.

Dependence on Key Personnel

The Company’s future success depends in significant part upon the continued service of a relatively small number of key management, technical, sales and marketing personnel especially Ronny Yakov, the Company’s Chairman of the Board and Chief Executive Officer. The Company does not currently carry key person life insurance for Mr. Yakov, The Company’s management team is currently too inexperienced and understaffed to manage a larger entity. The Company’s future success depends on its ability to attract and retain other highly qualified management, technical, sales and marketing personnel. Competition for such personnel is intense, and the Company has at times in the past experienced difficulty in recruiting qualified personnel. There can be no assurance that the Company will retain its key management, technical, sales and marketing employees or that it will be successful in attracting, assimilating and retaining other highly qualified management, technical, sales and marketing personnel in the future. The loss of any member of the Company’s key management, technical, sales and marketing personnel or the inability to attract and retain additional qualified personnel would have a material adverse effect on the Company’s business, operating results and financial condition.

Uncertain Protection of Intellectual Property

The Company’s success depends on its ability to protect its proprietary software and other intellectual property. To protect its proprietary rights, the Company plans to rely generally on copyright, trademark and trade secret laws and confidentiality agreements with employees and third parties. Despite such protections, a third party could, without authorization, copy or otherwise obtain and use the Company’s products or technology, or develop similar technology. There can be no assurance that the Company’s agreements with those who participate in product development activities will not be breached, that the Company will have adequate remedies for any breach, or that the Company’s software or trade secrets will not otherwise become known or independently developed by competitors.

The Company has not pursued the registration of any of its trademarks and service marks in the United States and abroad, and no assurance can be given that the Company will be able to secure the registration of all its marks. In addition, the laws of some foreign countries do not protect the Company’s proprietary rights to the same extent as do the laws of the United States, and effective copyright, trademark and trade secret protection may not be available in such jurisdictions.

There can be no assurance that the Company’s efforts to protect its intellectual property rights through copyright, trademark and trade secret laws will be effective to prevent misappropriation of its technology or to prevent the development by others of products or technologies similar to or competitive with those developed by the Company. The Company’s failure or inability to protect its proprietary rights could materially and adversely affect is business, financial condition and results of operations.

The Company does not rely on any significant proprietary technology in the operation of its business. With respect to technology there are few, if any, barriers to entry by potential competitors.

Control by Principal Stockholders

Ronny Yakov beneficially owns 70% of the Company's outstanding shares of Common Stock. Accordingly, he is able to elect all of the Company's directors and otherwise control all matters requiring approval by the stockholders of the Company, including approval of significant corporate transactions.

Absence of Dividends

The Company has not paid any cash dividends on its Common Stock and does not expect to do so in the foreseeable future.

Arbitrary Offering Price of the Units

The price of the Units was determined by negotiations between the Company, and should not be regarded as indicative of any future market price of the Units or the securities contained therein.

ANNEX B

USE OF PROCEEDS

The net proceeds to the Company from the sale of the Units offered hereby are estimated to be $100,000 after deducting the underwriting discount and estimate offering expenses. The principal purposes for which the net proceeds are currently intended, and the approximate amounts intended for each such purpose, are set forth below:

Use of proceeds required on closing

Legal and transfer agent issuance of shares	$15,000
Integration	$75,000
Administrative	$10,000

$100,000

Additional financing will be necessary for the continued support of the Company's operations. Additional financing may be either equity, debt or a combination of debt and equity. An equity financing could result in dilution in the Company's net tangible book value per share of Common Stock. There can be no assurance that the Company will be able to secure additional debt or equity financing or that such financing will be available on favorable terms. If the Company is unable to obtain such additional financing, the Company's ability to repay its debts and its ability to maintain its current level of operations will be materially adversely affected. In such event, the Company will be required to reduce its overall expenditures and may default on its obligations. Persons buying Units in this Offering will not, unless required by law, participate in the determination of whether to obtain additional financing or as to the terms of such financing.

Pending application of the net proceeds as described above, the Company intends to invest the net proceeds of this Offering in short-term, interest bearing investment grade securities.